Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT

TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Roadzen Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-Noël Gallardo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2024

By:	/s/ Jean-Noël Gallardo
Jean-Noël Gallardo
Chief Financial Officer
(Principal Financial and Accounting Officer)